SUCAMPO
The Science of Innovation

Piper Jaffray 27th Annual Healthcare Conference

December 2, 2015

Peter Greenleaf

Chief Executive Officer

Forward Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding product development, product potential, future financial and operating results, and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the impact of pharmaceutical industry regulation and health care legislation; the ability of Sucampo to continue to develop the market for AMITIZA; the ability of Sucampo to develop, commercialize or license existing pipeline products or compounds or license or acquire non-prostone products or drug candidates; Sucampo's ability to accurately predict future market conditions; dependence on the effectiveness of Sucampo's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally; the effects of competitive products on Sucampo's products; risks relating to Sucampo's financing for the R-Tech Ueno acquisition, including the restrictive covenants undertaken by Sucampo as part of the financing; risks related to the squeeze-out of R-Tech Ueno minority stockholders under Japanese law; Sucampo's ability to successfully integrate R-Tech Ueno's operations following the close of the acquisition; and the exposure to litigation and/or regulatory actions.

No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Sucampo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect Sucampo's business, particularly those mentioned in the risk factors and cautionary statements in Sucampo's most recent Form 10-K as filed with the Securities and Exchange Commission on March 9, 2015 as well as its filings with the Securities and Exchange Commission on Forms 8-K and 10-Q since the filing of the Form 10-K, all of which Sucampo incorporates by reference.

Investment Highlights

- Fast-growing global biopharmaceutical company with increasing revenues and focus on innovative R&D of proprietary drugs
- Sustained revenue growth from AMITIZA® (lubiprostone): highly differentiated product with broadest label in $5B+ constipation market
- Diversified pipeline for clinical development and/or partnering:
  - Focused on gastrointestinal, ophthalmic, autoimmune/inflammatory, and oncology disorders
    - Cobiprostone: Phase 2 product with significant market potential for treatment of NERD/sGERD; Top-line data 1H16
    - VAP-1 inhibitor compounds for NASH, COPD
- Business development strategy to bolster growth and diversify
  - Acquisition of R-Tech Ueno increases revenue and builds scale
- Demonstrated financial performance with strong balance sheet and cash flow to fuel continued transformation
- Deep management team with proven ability to create value

Clear Strategy to Methodically Build a Leading Bio/Pharma Company

SUCAMPO
The Science of Innovation

Revenue & Market Value

Secure

2014

- **Focus efforts and strengthen overall capabilities**
  - Team
  - Development capability
- **Secure and grow AMITIZA revenues**
  - Efforts to ensure consistent and sustainable growth
  - Global partnerships
  - Ongoing resolution of patent litigation
- **Optimize investment in current pipeline**
  - Life cycle management (LCM)
  - Prioritize or exit programs to maximize return on investment (ongoing)

Advance

2015–2017

- **Address capital structure**
  - Diversify investor base
- **Execute on pipeline opportunities**
  - File LCM programs for regulatory approvals
  - Progress prostones in clinical development to Phase 3
- **Acquire new development programs to strengthen and accelerate the pipeline**
- **Additional accretive transactions**

Transform

2018–2021

- **Launch AMITIZA LCM programs**
- **Launch new pipeline products**
- **Sustainable pipeline of drug candidates with near term launch opportunities**
- **BD – Move to more transformative deals**
- **Execute value creation strategy**

AMITIZA: Constipation Market Overview

SUCAMPO
The Science of Innovation

Significant unmet need in efficacy, safety and patient satisfaction

- U.S. prescription and OTC market ~$5.2 billion, growing 6%+ annually (2015)
  - $4.4 billion branded + generic market, ~50M annual scripts (1)
  - Additional $800M in revenue from OTC market, 23M units (30-day supply) sold annually
- Majority of prescription and OTC treated patients currently not satisfied with treatment
  - Current OTC treatment leaves significant unmet need offering only temporary relief
    - 60%+ of patients on OTCs report ineffective symptom relief
  - Few patients aware of chronic Rx options
  - > 88% of NRx are new-to-brand patients for AMITIZA

amitiza
lubiprostone

*Source: IMS and Wall Street research.

Prescription Constipation Market Is Large and Growing

Share of Prescription Constipation Products


Generic
34%
42%
Other
16%
Branded Generic
8%
Brand

Strategy: convert from OTC and generics to AMITIZA

> 88% of NRx are new patients

Source: Wall Street research and Company estimates.

Chronic Idiopathic Constipation (CIC)

- Infrequent and difficult passage of stool over 12 non-consecutive weeks within a 12-month period
- ~14% to 16% of adults globally

Irritable Bowel Syndrome with Constipation (IBS-C)

- Disorder of the intestines; symptoms are severe cramping, pain, bloating and changes of bowel habits including constipation
- IBS: ~ 15% of adults globally, 1/3 of which is IBS-C

Opioid-Induced Constipation-Non Cancer (OIC)

- Common adverse effect of chronic opioid use; infrequent and incomplete evacuation of stool, hard stool consistency, & straining
- 2MM-4MM moderate to severe sufferers in U.S.

AMITIZA: Broadest Label in Constipation Market

SUCAMPO
The Science of Innovation

- **Only product approved for all 3 indications**
  - CIC
  - IBS-C
  - OIC (non-cancer)
- **Differentiated MOA: localized ClC-2 activation with dual action**
  - Increases intestinal fluid secretion
  - Stimulates recovery of mucosal barrier function
- **Key product characteristics**
  - Locally-acting
  - Rapid and predictable onset of action
- **Demonstrated efficacy and tolerability**
  - Most experienced product: 10M+ scripts over 9+ years
  - Well-tolerated product with established safety profile:
    - No black box warning
- **More than 90% of lives covered nationally across all payor channels**


amitiza
lubiprostone

AMITIZA Prescription Growth is Accelerating

August RX YOY growth rates: TRx 10%; NRx 14%

U.S. TRx Scripts


(Thousands)
Annualized Q2 2015
155
853
1,092
1,118
1,122
1,185
1,231
1,288
1,345
1,406
1,452
363
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM 6/30/15
Q2 2015

Japan TRx Scripts[1]


(Thousands)
Annualized Q2 2015
8
490
1,241
1,585
1,920
480
2012
2013
2014
LTM 6/30/15
Q2 2015

U.S. Net Price per Day


$5.76
$5.76
$6.34
$6.98
$7.34
$7.56
$8.24
$9.16
$9.98
$10.48
$10.48
2006
2007
2008
2009
2010
2011
2012
2013
2014
LTM 6/30/15
Q2 2015

Japan Net Price per Capsule


JPY 127.22
JPY 132.15
JPY 133.24
JPY 133.24
JPY 133.24
2012
2013
2014
LTM 6/30/15
Q2 2015

1) Based on management assumption of 46 capsules per TRx.

Blue-Chip Partnerships Provide Global Reach for AMITIZA

SUCAMPO
The Science of Innovation

- **Takeda** markets AMITIZA in U.S., Canada, U.K. and Switzerland; 800 sales reps in U.S.
  - Takeda is **#1 gastroenterology company world wide** and has rights to all markets except Japan (Mylan) and China
  - Royalty arrangement in North America (18%- 26%)
  - Takeda reimburses majority of development costs for new formulations/indications
  - **50% split of annual AMITIZA net sales revenue** for North America beginning January 2021
- Agreement with **Mylan** for Japan
  - Mylan reimburses 100% of development costs
- **Harbin Gloria** developing AMITIZA in China; expected to launch in 2018
- Non-exclusive licensing agreement with **Par** beginning January 2021 with attractive economics
  - **50% gross profit split** of generic lubiprostone

Key Partnerships

Takeda — U.S., Canada, Europe

Mylan — Japan

誉衡药业 GLORIA PHARMACEUTICALS
Harbin Gloria Pharmaceuticals Co., Ltd. — China

PAR PHARMACEUTICAL — U.S., Canada

Competitive Overview

SUCAMPO
The Science of Innovation

AMITIZA is well positioned for continued growth

	Drug	Rx or OTC	Company	Target Indication: CIC	Target Indication: IBS-C	Target Indication: OIC	Global Market Share	Commentary
Branded / Patented	amitiza lubiprostone	Rx	Sucampo (Marketed by Takeda)	✓ *All adults*	✓ *Adult women*	✓ *All adults*	3%	• Long history of usage • Well-tolerated product with an established safety profile • No limitation on duration of use
	Linzess (linaclotide) capsules	Rx	Ironwood (Marketed by Actavis)	✓ *All adults*	✓ *All adults*	✗	3%	• Black box warning against pediatric use • Often used for the most severe patients • Food restrictions • Convenient dosing
	RELISTOR methylnaltrexone bromide	Rx	Salix	✗	✗	✓ *All adults*	~1%	• Very little market penetration due to method of drug delivery (via injection)
	movantik naloxegol tablets	Rx	AstraZeneca	✗	✗	✓ *All adults*	~1%	• Very limited uptake since launch in March 2015 for OIC • Post marketing safety commitment in place
						All Branded / Patented:	**8%**	
Generic	MiraLAX	OTC	Schering-Plough	✗	✗	✗	28%	• Short-term indications no longer than 2 weeks • Used to treat one-time symptoms but not chronic conditions • Use of laxatives for CIC and IBS-C is not supported by long-term, well-controlled clinical trial data
	Bentyl (Dicylcomine)	Rx	Pantheon & Akorn (Marketed by Axcan)	✗	✗	✗	11%	• Does not relieve constipation • Primarily used to reduce stomach and intestinal cramping that is symptom of IBS
	Other Therapies		Various	✗	✗	✗	53%	• Includes Stool softener with stim (Docusate/ Senna S), PEG preps (Osmi Prep), Irritant-stimulant (Ex-Lax, Dulcolax) , Bulk Fiber, Oils and Enemas
						All Generic:	**92%**	

AMITIZA Lifecycle Management

SUCAMPO
The Science of Innovation

Expand AMITIZA franchise through new formulation and new indication

New Formulation

- Alternate formulation for additional adult and pediatric patients who cannot tolerate capsules, or naso-gastric tube fed patients
- ~40% of adults have difficulty swallowing pills
- Next step: **Phase 3**, commence 2H16
- Takeda to reimburse 100% of development costs



New Pediatric Functional Constipation Indication



- U.S. Prevalence: 18% of pediatric population (13.5M)
- Unmet need: No FDA-approved competition for AMITIZA in pediatric population (black box w prucalopride failed in Phase 4); patients use OTC drugs off-label
- Phase 3 program:
  - With current capsule formulation: Children 6-17 years
    - Trial ongoing; Data 2H16
  - With alternate formulation: Children 6 months-6 years
    - Trial initiates 1H17
- Takeda reimbursing 67% of development costs

AMITIZA Growth Strategy

SUCAMPO
The Science of Innovation

BRAND

- ✓ Underpenetrated markets with unsatisfied patients
- ✓ Expanded Takeda agreement
- ✓ Physician Targeting
- ✓ DTC
- ✓ OIC driving 30% of brand sales

EXPANDED PARTNERSHIPS/ SECURING FUTURE REVENUE

- ✓ RTU Acquisition increases AMITIZA revenue
- ✓ Takeda
  - Net sales revenue split on brand lubiprostone, incl. LCM
- ✓ Agreement with Par
  - Gross profit split on generic lubiprostone

PRICE

- ✓ Yearly Increases
- ✓ Gross-to-net cap for Sucampo

GEOGRAPHY

- ✓ Takeda – global partnership
  - U.S.
  - Canada
  - E.U (new reco's for approval)
  - ROW
- ✓ Mylan
  - Japan
- ✓ Harbin Gloria
  - China

LABEL EXPANSION

- ✓ New Formulation (2017)
  - Expands market access
- ✓ Broad pediatric population spanning infants to teens (2017/18)
- ✓ Extends runway

The Recent Addition of R-Tech Ueno Provides Significant Benefit

SUCAMPO
The Science of Innovation

Company Description	• Global pharmaceutical company focused on the research and development of drugs in gastroenterology, ophthalmology and dermatology • Exclusive manufacturer and supplier of AMITIZA and RESCULA (unoprostone isopropyl)
Immediately and significantly accretive transaction enhancing profitability and free cash flow	• ~30% pre-offer premium, ~16% 3-month VWAP premium • Strong and stable free cash flow • Immediate accretion from RTU's AMITIZA revenue (~1/3 of economics paid by Takeda)
Increased manufacturing and supply chain control over AMITIZA	• Improve operational efficiencies and capture additional margin from vertically integrating existing manufacturing
Expansion and diversification of product pipeline	• RTU pipeline offers development alternatives and/or partnership opportunities in ophthalmology, autoimmune and inflammatory diseases and oncology
Significant cost synergy opportunity	• $11.4M of identified potential cost synergies expected to be achievable within 12 months

Strengthened Financial Position of Combined Company

	Sucampo	RTU	Combined
Key Products Areas	Gastroenterology, Ophthalmology	Gastroenterology, Ophthalmology	**Gastroenterology, Ophthalmology**
Number of Marketed Products	2	2	**2**
LTM 6/30/15 Revenue	$133.6M	$63.7M	**$175.4M (1)**
LTM 6/30/15 Adjusted EBITDA	$59.1M	$15.6M	**$86.1M (2)**
Revenue by Product	 RESCULA and Other 1% AMITIZA 99%	 Other 1% Rescula 17% AMITIZA 82%	 Other 1% Rescula 6% AMITIZA 93%
Revenue by Partner	 Other <1% Mylan 41% Takeda 59%	 Other 18% Takeda 49% Mylan 33%	 Other 6% Mylan 31% Takeda 62%

(1) Net of intercompany eliminations.
(2) Includes $11.4M of cost synergies.

Product Pipeline Overview

SUCAMPO The Science of Innovation

Program	Target	First Indication	Development Stage	NDA / MAA Filing	Approval	Comments
GI/Metabolic/ Inflammation						
AMITIZA	CIC2	Pediatric functional constipation	P3	2016	2017	Current capsule formulation
Lubiprostone Microparticle Formulation	CIC2	Pediatric functional constipation; adult CIC	P3	2017	2018	New liquid-like formulation
Cobiprostone	CIC2	NERD/sGERD	P2	2019	2020	Mucoadhesive formulation
RTU-1096	Vap-1 inhibitor	NASH	P1a			Oral formulation
Ophthalmology						
UF-021	BK2	Retinitis Pigmentosa	P3			Financial support in Japan by AMED
RU-101		Severe dry eye	P2			Recombinant human albumin
RU-105	Substance P & IGF-1	Post-Lasik corneal epithelial defects	P1b			Topical eye drops; combination of peptides
RTU-1096	Vap-1 inhibitor	Diabetic Retinopathy; diabetic macular edema	P1a			Oral formulation
UF-021	BK2	Age-Related Macular Degeneration	P1a			Topical formulation
Oncology						
Cobiprostone	CIC2	Oral Mucositis	P2	2019	2020	Liquid/spray formulation
RTU-1096	Vap-1 inhibitor	Immuno-oncology	P1a			Oral formulation
Other						
RK-023	PG receptor	Alopecia	P2			
RTU-009	Vap-1 inhibitor	Acute cerebral infarction	Preclinical			Liquid formulation

Sucampo Program | RTU Program

Cobiprostone: Phase 2 Asset in NERD/sGERD

- **Significant opportunity**
  - **2–12% of total population** is Proton-Pump Inhibitor (PPI) refractory Nonerosive Reflex Disease (NERD)/ Symptomatic Gastroesophageal Reflux Disease (sGERD)
  - **No effective treatment options available** for patients refractory to PPIs
    - Current PPI for refractory patients provide symptomatic relief only
    - No treatments protect membrane barrier function
  - Incremental opportunity of **$500M - $1B**
- **Differentiated**
  - **Protects epithelial barrier function** and stabilizes tight junctions in the epithelium
  - **Stabilizes** epithelial mucosa and protects membrane barrier function
  - Protects against both **bile and gastric acid**
- **Clinical development**
  - Phase 2 ongoing

20% of U.S. adult population has NERD/GERD (~49M)

↓

60% diagnosed (endoscopy)

↓

90% of those patients are on a PPI

↓

30% are considered refractory

↓

Addressable opportunity ~ 8M patients

R-Tech Ueno Pipeline

VAP-1 inhibitors

- Enzyme and adhesion receptor
- Potential indications including NASH, COPD, diabetic macular edema and diabetic retinopathy and modulation of tumor-specific immune responses

- RTU-1096
  - Next step: generate additional preclinical data
- RTU-009
  - Next step: complete IND-enabling studies, initiate clinical stage development
- Composition of matter out to 2029 and potential for future extension
- Opportunity to be best-in-class

Strong Financial Performance and Balance Sheet

SUCAMPO
The Science of Innovation

Strong Revenue Growth: Q3

- Total revenues up 6% to $33.4M
- Product royalty revenue up 15% to $19.3M
- Product sales revenue up 20% to $11.0M (excl. 2014 milestone payment)

Profitable and Cash Generating: Q3

- Net income = $7.2M
- EPS = $0.16
- Operating cash flow = $24.2M

Item	As of 10/20/15	As of 09/30/15	Change	As of 12/31/14
Cash, Cash Equivalents, Restricted Cash and Investments	$135.0M	$136.6M	$26.6M	$110.0M
Notes Payable	($250.0M)	($21.7M)	$4.1M	($25.8M)

Full Year Financial Guidance

2015

Net income of $30-$35M

EPS of $0.65-$0.75

Adjusted EBITDA of $55-$60M**

2016*

Net income of $45-50M

EPS of $0.97-$1.07

Adjusted EBITDA of $100-$105M**

Revenue of $195-205M

*Excluding non-cash, projected amortization of intangibles and any purchase accounting entries related to the acquisition
**Net income before interest, tax, depreciation, amortization and stock option expense

Upcoming Milestones

SUCAMPO
The Science of Innovation

Product	Event	Expected Timing
Cobiprostone	Top-line data from Phase 2 NERD/sGERD	1H16
AMITIZA (lubiprostone)	Initiation of Phase 3 pivotal alternate formulation in adults	2H16
AMITIZA (lubiprostone)	Top-line data from Phase 3 pivotal alternate formulation in adults	
AMITIZA (lubiprostone)	Top-line data from Phase 3 pivotal PFC (6–17 years)	
AMITIZA (lubiprostone)	Top-line data from Phase 3 open-label PFC (6–17 years)	
AMITIZA (lubiprostone)	**File NDA for PFC (6-17 years)**	
Cobiprostone	Top-line data from Phase 2 OM	1H17
AMITIZA (lubiprostone)	Initiation of Phase 3 pivotal PFC (6 months–6 years)	

Investment Highlights

- **Fast-growing global biopharmaceutical company with increasing revenues and focus on innovative R&D of proprietary drugs**
- **Sustained revenue growth from AMITIZA® (lubiprostone): highly differentiated product with broadest label in $5B+ constipation market**
- **Diversified pipeline for clinical development and/or partnering:**
  - **Focused on gastrointestinal, ophthalmic, autoimmune/inflammatory, and oncology disorders**
    - **Cobiprostone: Phase 2 product with significant market potential for treatment of NERD/sGERD; Top-line data 1H16**
    - **VAP-1 inhibitor compounds for NASH, COPD**
- **Business development strategy to bolster growth and diversify**
  - **Acquisition of R-Tech Ueno increases revenue and builds scale**
- **Demonstrated financial performance with strong balance sheet and cash flow to fuel continued transformation**
- **Deep management team with proven ability to create value**

Back Up Slides

Patent Overview

AMITIZA well-protected by a comprehensive suite of patents through 2027


U.S. '934
Patent expires 2021
Composition of Matter
(Substance / API)
Composition of Matter
(Product)
U.S. '067, '174, '649,
'890, '542, '393, '187,
'639 Latest patent
expires 2027
AMITIZA
Therapeutic use
Manufacturing
U.S. '016, '613, '283,
'148, '653, '481, '312
Latest patent expires
2024
U.S. '182, '748, '969,
'562, '064
Latest patent expires
2027

- AMITIZA is covered by an additional 10 patents through 2028 in Japan and 6 patents in Europe through 2027

Cobiprostone: Oral Mucositis

- **Significant opportunity**
  - **~60K** U.S. patients develop HNC annually
  - More than half treated with radiation
  - **~550K** HNC cases annually worldwide
  - Limited treatment options for OM with no approved therapies in the U.S.
  - Incremental opportunity of **$50-$100M in the U.S.**


3-5% of all cancers are HNC

- **Differentiated**
  - **Stimulates and protects** mucosal barrier function
  - Mitigates the primary damage response

- **Clinical development**
  - **FDA fast-track designation**
  - Phase 2 initiation **2H15**

Proven and Experienced Management Team

SUCAMPO
The Science of Innovation

Experienced management team with considerable experience in product development and commercialization

Peter Greenleaf Chief Executive Officer	Histogenics, AstraZeneca, MedImmune, Johnson & Johnson, centocor
Peter Kiener, D.Phil Chief Scientific Officer	Bristol-Myers Squibb, MedImmune, Ambrx, Zyngenia
Peter Lichtlen, M.D., Ph.D. Chief Medical Officer	Alcon, ESBATech
Matthias Alder Executive Vice President, Business Development & Licensing	CYTOS, micromet, NOVARTIS
Max Donley Executive Vice President of Human Resources	AstraZeneca, MedImmune, VIVUS
Steven Caffé, M.D. Senior Vice President, Regulatory Affairs	amag, MedImmune, Baxter, SANOFI, MERCK
Stanley Miele Senior Vice President, Sales & Marketing, President, Sucampo Pharma Americas, LLC	Abbott Diagnostics, Millennium Pharmaceuticals, Inc, Abbott Laboratories
Silvia Taylor Senior Vice President, Investor Relations and Corporate Affairs	AstraZeneca, MedImmune, Pfizer
Andrew Smith Chief Financial Officer	ALLERGAN, Biocompatibles, clearlab, Hydron, Retroscreen Virology

Sucampo Evolution

SUCAMPO
The Science of Innovation

- **1989** R-Tech Ueno, Ltd. established
- **1994** RESCULA launched in Japan
- **1996** Dr. Sachiko Kuno and Dr. Ueno found RTU Ueno (USA), Inc., later to become Sucampo
- **2006** AMITIZA approved for CIC in the U.S.
- **2007** Initial Public Offering
- **2008** AMITIZA approved for IBS-C in the U.S.
- **2009** AMITIZA approved for CIC in Switzerland
- **2010** Sucampo acquires Sucampo AG
- **2012** AMITIZA approved for CIC in the U.K. and for CC in Japan
- **2013** AMITIZA approved for OIC in the U.S. and launched RESCULA in the U.S.
- **2014** Named Peter Greenleaf as CEO